UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 31, 2018

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2018, the Board of Directors (the “Board”) of Nabriva Therapeutics plc (the “Company”) approved grants of restricted share units (“RSUs”) with performance-based vesting criteria related to regulatory milestones for lefamulin and annual option awards to purchase ordinary shares to the Company’s executive officers. The following table sets forth the number of ordinary shares underlying the RSUs and options awarded by the Board to the Company’s executive officers:

Name	RSUs(1)	Options(2)
Colin Broom Chief Executive Officer	67,500	200,000
Robert Crotty General Counsel	22,500	100,000
Steven Gelone Chief Scientific Officer and Head of Business Development	22,500	100,000
Francesco Maria Lavino Chief Commercial Officer	22,500	100,000
Gary Sender Chief Financial Officer	22,500	100,000

(1) Vesting of each RSU award is subject to U.S. Food and Drug Administration (“FDA”) approval of a new drug application (“NDA”) for lefamulin.  Fifty percent (50%) of each RSU award will vest upon FDA approval of an NDA for lefamulin, and the remaining fifty percent (50%) of each RSU award will vest on the one (1) year anniversary of such approval.  If the FDA does not approve an NDA for lefamulin within two years of the grant date, the RSU award will terminate in full.

(2) Each of these option awards has a grant date of January 31, 2018 and will vest over a four-year period beginning on date of grant. Twenty-five percent (25%) of each option award will vest on the one (1) year anniversary of the date of grant, and the remaining seventy-five percent (75%) of each option award will vest on a monthly pro-rata basis over the remaining vesting period. The exercise price per share for these stock option awards is the closing sale price of the ordinary shares of the Company on the NASDAQ Global Market on the grant date.

Each of the RSU and option awards is subject to such officer’s continued employment with the Company and the other terms and conditions under the Company’s 2017 Share Incentive Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Share Unit Agreement under the 2017 Share Incentive Plan
10.2	Form of Share Option Agreement under the 2017 Share Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: February 2, 2018	By:	/s/ Robert Crotty
Robert Crotty
General Counsel and Secretary